UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 27, 2006
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


               5511                                   01-0609375
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     (Commission File Number)            (IRS Employer Identification No.)

     622 Third Avenue, 37th Floor, New York, NY               10017
     ------------------------------------------         ------------------
      (Address of principal executive offices)             (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review

     On January 27, 2006, management and the Audit Committee of the Board of Directors of Asbury Automotive Group, Inc. (the "Company") concluded to amend and restate the Company's Form 10-K for the fiscal year ended 2004 and its Forms 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 to reflect certain information described below in conformity with Statement of Financial Accounting Standards No. 95 "Statement of Cash Flows" ("SFAS No. 95"). The change in presentation to conform to SFAS No. 95 has no effect on previously reported net income, earnings per share, stockholders' equity or the Company's conclusion that its disclosure controls and procedures were effective as reflected in any of the Company's previously issued financial statements. Furthermore, certain of the Company's industry peers have also changed the presentation of their financial statements to similarly conform to SFAS No. 95, which has also resulted in such peers filing amended and restated financial statements with the Securities and Exchange Commission.

         The Company finances substantially all of its new and a portion of its used vehicle inventories under revolving floor plan notes payable with various lenders. Consistent with industry practice, the Company previously reported all cash flows arising in connection with changes in floor plan notes payable as an operating activity in its consolidated statements of cash flows and all amounts due under its floor plan lines under the caption "Floor plan notes payable" in its consolidated balance sheets.

         The amended financial statements will revise the Company's consolidated balance sheet to reflect floor plan notes payable to lending institutions affiliated with vehicle manufacturers separately from floor plan notes payable to lending institutions not affiliated with vehicle manufacturers. The Company will also revise its consolidated statements of cash flows to reflect borrowings and repayments from lenders not affiliated with vehicle manufacturers as cash flows from financing activities with gross borrowings reflected separately from gross repayments. In light of the foregoing, previously issued financial statements and related reports of the Company's independent auditors should no longer be relied upon.

         The Company is still compiling the effect of this classification change on its consolidated statements of cash flows and consolidated balance sheets and will include a reconciliation of the previously reported amounts in its amended filings. The amendments will also amend the Company's financial statements to reflect entities that have become discontinued operations through September 30, 2005. The Company plans to file these amendments as soon as practicable.

         The Company's Audit Committee has discussed the matters disclosed in this Form 8-K with Deloitte & Touche LLP, the Company's registered public accountants.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ASBURY AUTOMOTIVE GROUP, INC.



Date:  February 2, 2006       By:    /s/ Kenneth B. Gilman
                                     -------------------------------------
                              Name:  Kenneth B. Gilman
                              Title: President and Chief Executive Officer